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
                      MODIFIED SINGLE PREMIUM VARIABLE LIFE
                           POLICY FORM SERIES CL-1020
      FOR AGES 0-80

          Base                      Persistency
        Commission                    Bonus           Years
        ----------                    -----           -----
          5.50%                                                            Paid per purchase payment
                                     .25%              2 - 9               The Persistency Bonus is to
                                                                           be calculated on the contract's
                                     .40%              10 & after          anniversary value and paid on
                                                                           a quarterly contract basis for
                                                                           contracts serviced by the
                                                                           Broker-Dealer or Insurance Agent.


      FOR AGES 81-85

          Base                      Persistency
        Commission                    Bonus           Years
        ----------                    -----           -----
          3.00%                                                            Paid per purchase payment
                                     .25%              2 - 9               The Persistency Bonus is to
                                                                           be calculated on the contract's
                                     .40%              10 & after          anniversary value and paid on
                                                                           a quarterly contract basis for
                                                                           contracts serviced by the
                                                                           Broker-Dealer or Insurance Agent.


      FOR AGES 86-90

          Base                      Persistency
        Commission                    Bonus           Years
        ----------                    -----           -----
          1.50%                                                            Paid per purchase payment
                                     .25%              2 - 9               The Persistency Bonus is to
                                                                           be calculated on the contract's
                                     .40%              10 & after          anniversary value and paid on
                                                                           a quarterly contract basis for
                                                                           contracts serviced by the
                                                                           Broker-Dealer or Insurance Agent.
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